SUPPLEMENT dated March 21, 2008

To the PROSPECTUS of

Newton International Equity Fund – Class I Shares

Dated February 1, 2008

(as supplemented March 14, 2008)

On March 13, 2008, the Board of Trustees of Mellon Institutional Funds Investment Trust considered and approved proposals to reduce the Newton International Equity Fund’s minimum investment policy and small account policy.

Therefore, the following replaces the information concerning the minimum investment policy set forth on page 11 under “Investment and Account Information – How to purchase Class I shares” with respect to the fund.

Minimum initial investment: $1,000

Minimum subsequent investment: $100

Additionally, the following replaces the information concerning the small account policy on page 16 under “Investment and Account Information – Transaction and account policies” with respect to the fund.

Accounts with low balances. If an account falls below $500 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $500 within 45 days. If the investor does not increase the account to $500 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE